UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2006

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Registrant appointed Christiaan Marie Rutten, 44, as Executive Vice President and President of the Life and Annuity Reinsurance Division of its operating subsidiary, Max Re Ltd., on February 10, 2006. Mr. Rutten served as Senior Vice President of the Life and Annuity Reinsurance Division of the Registrant's subsidiary, Max Re Ltd., since April 2000. In addition, Mr. Rutten has held several senior management positions in the insurance industry. From 1996 to 1999 he served as Vice President – Financial/Structured Reinsurance for ING Reinsurance and Director – International and Specialty Reinsurance and Vice President for Security Life of Denver International (Bermuda) between 1992 and 1995. Mr. Rutten earned his Master's Degree of Actuarial Science from the University of Amsterdam in 1984, and is a Fellow of the Dutch Actuarial Society.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

February 16, 2006	By:	Keith S. Hynes

Name: Keith S. Hynes
Title: Executive & Chief Financial Officer